Merger and Restructuring Activity	12 Months Ended
Dec. 31, 2011
Merger and Restructuring Activity [Abstract]
Business Combination Disclosure [Text Block]
Merger and Restructuring Activity
Merger and restructuring charges are recorded in the Consolidated Statement of Income and include incremental costs to integrate the operations of the Corporation and its most recent acquisitions. These charges represent costs associated with these activities and do not represent ongoing costs of the fully integrated combined organization. The merger and restructuring charges table presents the components of merger and restructuring charges.

Merger and Restructuring Charges

(Dollars in millions)	2011	2010	2009
Severance and employee-related charges	$226	$455	$1,351
Systems integrations and related charges	285	1,137	1,155
Other	127	228	215
Total merger and restructuring charges	$638	$1,820	$2,721

For 2011, all merger-related charges related to the Merrill Lynch & Co., Inc. (Merrill Lynch) acquisition. Included for 2010 and 2009 are merger-related charges of $1.6 billion and $1.8 billion related to the Merrill Lynch acquisition and $202 million and $940 million related to earlier acquisitions.
The restructuring reserves table presents the changes in restructuring reserves for 2011 and 2010. Restructuring reserves are established by a charge to merger and restructuring charges, and the restructuring charges are included in the merger and restructuring charges table. Substantially all of the amounts in the restructuring reserves table relate to the Merrill Lynch acquisition.

Restructuring Reserves

(Dollars in millions)	2011	2010
Balance, January 1	$336	$403
Exit costs and restructuring charges:
Merrill Lynch	217	375
Other	—	54
Cash payments and other	(319)	(496)
Balance, December 31	$234	$336

Amounts added to the restructuring reserves in 2011 and 2010 related to severance and other employee-related costs. Payments associated with the Merrill Lynch acquisition are anticipated to continue into 2012.